Exhibit 99.2

Disclosure Statement Pursuant to the Pink Basic Disclosure Guidelines

NORTH SPRINGS RESOURCES CORPORATION

A Nevada Corporation

11705 Boyette Road, Suite 437, Riverview, FL 33569

Northspringsresourcescorp.com

info@northspringsresourcescorp.com

SIC Code 0001492168

Annual Report

For the Period Ending: April 30, 2019

(the “Reporting Period”)

As of April 30, 2019, the number of shares outstanding of our Common Stock was:

359,016,563

As of January 31, 2019, the number of shares outstanding of our Common Stock was:

359,016,563

Indicate by check mark whether the company is a shell company (as defined in Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Exchange Act of 1934):

No

Indicate by check mark whether the company’s shell status has changed since the previous reporting period:

No:

Indicate by check mark whether a Change in Control[1] of the company has occurred over this reporting period:

No:

_______________

[1] “Change in Control” shall mean any events resulting in:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are directors immediately prior to such change; or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

1)       Name of the issuer and its predecessors (if any)

In answering this item, please also provide any names used by predecessor entities in the past five years and the dates of the name changes:

The Company was incorporated as AURUM RESOURCES CORP., in the state of Nevada on May 22, 2009.

The Company changed its name to NORTH SPRINGS RESOURCES CORPORATION on June 21, 2011;

Date and state (or jurisdiction) of incorporation (also describe any changes to incorporation since inception, if applicable) Please also include the issuer’s current standing in its state of incorporation (e.g. active, default, inactive):

The Company was incorporated in the State of Nevada on May 22, 2009. Since that time there have been no changes to its incorporation status and it is currently active and in good standing with the Nevada Secretary of State.

Has the issuer or any of its predecessors ever been in bankruptcy, receivership, or any similar proceeding in the past five years?

No

2)       Security Information

Trading symbol:	NSRS
Exact title and class of securities outstanding:	Common Stock
CUSIP:	09173Y107
Par or stated value:	$0.001

Total shares authorized:	750,000,000 as of April 30, 2019
Total shares outstanding:	359,016,563 as of April 30, 2019
Number of shares in the Public Float[2]:	79,962,563 as of April 30\ 2019
Total number of shareholders of record:	246 as of April 30, 2019

Additional class of securities (if any):

Trading symbol:	NA
Exact title and class of securities outstanding:	Convertible Series A Preferred Stock
CUSIP:	NA
Par or stated value:	$0.001
Total shares authorized:	50,000,000 as of April 30, 2019
Total shares outstanding:	10,100,000 as of April 30, 2019

Trading symbol:	NA

Transfer Agent

Name:	Action Stock Transfer, Corporation
Phone:	1-801-274-1088
Email:	info@actionstocktransfer.com

_______________

[2] “Public Float” shall mean the total number of unrestricted shares not held directly or indirectly by an officer, director, any person who is the beneficial owner of more than 10 percent of the total shares outstanding (a “control person”), or any affiliates thereof, or any immediate family members of officers, directors and control persons.

Is the Transfer Agent registered under the Exchange Act?[3]

Yes

Describe any trading suspension orders issued by the SEC concerning the issuer or its predecessors:

None

List any stock split, stock dividend, recapitalization, merger, acquisition, spin-off, or reorganization either currently anticipated or that occurred within the past 12 months: acquisitions are described in the financial statements.

None in the last 12 months.

3)       Issuance History

The goal of this section is to provide disclosure with respect to each event that resulted in any direct changes to the total shares outstanding of any class of the issuer’s securities in the past two completed fiscal years and any subsequent interim period.

Disclosure under this item shall include, in chronological order, all offerings and issuances of securities, including debt convertible into equity securities, whether private or public, and all shares or any other securities or options to acquire such securities issued for services. Using the tabular format below, please describe these events.

A.	Changes to the Number of Outstanding Shares

Check this box to indicate there were no changes to the number of outstanding shares within the past two completed fiscal years and any subsequent periods:

Number of Shares outstanding as of May 1, 2016	Opening Balance: Common: 70,081,563 Preferred: A- 10,100,000		*Right-click the rows below and select “Insert” to add rows as needed.
Date of Transaction	Transaction type (e.g. new issuance, cancellation, shares returned to treasury)	Number of Shares Issued (or cancelled)	Class of Securities	Value of shares issued ($/per share) at Issuance	Were the shares issued at a discount to market price at the time of issuance? (Yes/No)	Individual/ Entity Shares were issued to (entities must have individual with voting / investment control disclosed).	Reason for share issuance (e.g. for cash or debt conversion) OR Nature of Services Provided (if applicable)	Restricted or Unrestricted as of this filing?	Exemption or Registration Type?
5/24/16	New issuance	1,000,000	common	$0.0001	No	Robert Druzak	debt conversion	Unrestricted	144
6/1716	New issuance	100,000	Preferred A	$0.0001	No	Jeff Gilfillan	past compensation	restricted	144

_______________

[3] To be included in the Pink Current Information tier, the transfer agent must be registered under the Exchange Act.

7/13/16	Cancellation	(1,000,000)	common	0.001	No	Robert Druzak	correction of erroneous issuance
8/31/16	New issuance	200,000,000	common	$0.0001	No	J. Pulver	compensation: professional services	Restricted	144
9/6/16	New issuance	13,490,500	common	$0.001	No	Anthony Papa	debt conversion	unrestricted	4(a)1
9/6/16	New issuance	13,477,000	common	$0.001	No	Island Capital (Rob Keith)	debt conversion	unrestricted	4(a)1
9/15/16	New issuance	13,477,000	common	$0.001	No	Island Capital (Rob Keith)	debt conversion	unrestricted	4(a)1
9/16/16	New issuance	13,490,500	common	$0.001	No	J. Stein	debt conversion	unrestricted	4(a)1
10/5/16	New issuance	5,000,000	common	$0.001	No	Thomas Collins	debt conversion	unrestricted	4(a)1
10/18/17	New issuance	15,000,000	common	$0.001	No	Francia. Lopez	debt conversion	Unrestricted	144
Shares Outstanding on April 30, 2019	Ending Balance: Common: 359,016,563 Preferred: A – 10,100,000

Example: A company with a fiscal year end of December 31st, in addressing this item for its quarter ended September 30, 2018, would include any events that resulted in changes to any class of its outstanding shares from the period beginning on January 1, 2016 through September 30, 2018 pursuant to the tabular format above.

Use the space below to provide any additional details, including footnotes to the table above:

Debt Securities, Including Promissory and Convertible Notes

Use the chart and additional space below to list and describe any issuance of promissory notes, convertible notes or convertible debentures in the past two completed fiscal years and any subsequent interim period.

Check this box if there are no outstanding promissory, convertible notes or debt arrangements: ☐

Date of Note Issuance	Outstanding Balance ($)	Principal Amount at Issuance ($)	Interest Accrued ($)	Maturity Date	Conversion Terms (e.g. pricing mechanism for determining conversion of instrument to shares)	Name of Noteholder	Reason for Issuance (e.g. Loan, Services, etc.)
No issuances past two years.

Use the space below to provide any additional details, including footnotes to the table above:

4)       Financial Statements

A.	The following financial statements were prepared in accordance with:

U.S. GAAP

B.	The financial statements for this reporting period were prepared by (name of individual)[4]:

Name:	Vic Devlaeminck
Title:	Accountant
Relationship to Issuer:	No relationship to issuer other than as outside contracted accountant and outside contracted legal counsel.

Provide the financial statements described below for the most recent fiscal year or quarter. For the initial disclosure statement (qualifying for Pink Current Information for the first time) please provide reports for the two previous fiscal years and any subsequent interim periods.

C.	Balance sheet;
D.	Statement of income;
E.	Statement of cash flows;
F.	Financial notes; and
G.	Audit letter, if audited

You may either (i) attach/append the financial statements to this disclosure statement or (ii) file the financial statements through OTCIQ as a separate report using the appropriate report name for the applicable period end. (“Annual Report,” “Quarterly Report” or “Interim Report”).

If you choose to publish the financial statements in a separate report as described above, you must state in the accompanying disclosure statement that such financial statements are incorporated by reference. You may reference the document(s) containing the required financial statements by indicating the document name, period end date, and the date that it was posted to OTCIQ in the field below.

Financial Statements are provided starting on page 10

Financial statement information is considered current until the due date for the subsequent report (as set forth in the qualifications section above). To remain qualified for Current Information, a company must post its Annual Report within 90 days from its fiscal year-end date and Quarterly Reports within 45 days of each fiscal quarter-end date.

_______________

[4] The financial statements requested pursuant to this item must be prepared in accordance with US GAAP or IFRS by persons with sufficient financial skills.

5)       Issuer’s Business, Products and Services

The purpose of this section is to provide a clear description of the issuer’s current operations. In answering this item, please include the following:

A.	Summarize the issuer’s business operations (If the issuer does not have current operations, state “no operations”)

The Company operations are primarily exploratory and developmental at this time as it is focused on the acquisition and development of various products and services in the mineral resource and pharmaceutical and medical technology industries. The Company expects to take advantage of the extensive experience of consultants in these industries as well as its own management expertise to develop these opportunities.

B.	Describe any subsidiaries, parents, or affiliated companies, if applicable, and a description of their business contact information for the business, officers, directors, managers or control persons. Subsidiary information may be included by reference

The Company has 4 subsidiaries, affiliated companies at this time.

C.	Describe the issuers’ principal products or services, and their markets

The Company is focused on the evaluation, acquisition, exploration and development of mineral resource properties. The Company has also begun developing ties with a cutting-edge manufacturing group that specializes in healthy vitamin and energy sprays with a delivery system that is convenient and easy to use for those who have swallowing issues. The Company is continuing to explore its options within the pharmaceutical and medical technology industries. The market for these services and products is worldwide.

6)       Issuer’s Facilities

The goal of this section is to provide a potential investor with a clear understanding of all assets, properties or facilities owned, used or leased by the issuer.

In responding to this item, please clearly describe the assets, properties or facilities of the issuer, give the location of the principal plants and other property of the issuer and describe the condition of the properties. If the issuer does not have complete ownership or control of the property (for example, if others also own the property or if there is a mortgage on the property), describe the limitations on the ownership.

The administrative offices include 600 square feet of office space and all utilities. The Company’s office space is leased to the Company at approximately $600 per month.

If the issuer leases any assets, properties or facilities, clearly describe them as above and the terms of their leases.

The lease for the 3,500 square foot facility is at $1,350 per month through September, 2021.

7)       Officers, Directors, and Control Persons

The goal of this section is to provide an investor with a clear understanding of the identity of all the persons or entities that are involved in managing, controlling or advising the operations, business development and disclosure of the issuer, as well as the identity of any significant or beneficial shareholders.

Using the tabular format below, please provide information regarding any person or entity owning 5% of more of the issuer, as well as any officer, and any director of the company, regardless of the number of shares they own. If any listed are corporate shareholders or entities, provide the name and address of the person(s) beneficially owning or controlling such corporate shareholders, or the name and contact information of an individual representing the corporation or entity in the note section.

Name of Officer/Director and Control Person	Affiliation with Company (e.g. Officer/Director/Owner of more than 5%)	Residential Address (City / State Only)	Number of shares owned	Share type/class	Ownership Percentage of Class Outstanding	Note
J Douglas Pulver	CEO/Director	Riverview, FL	258,002,500 common 10,000 Series A preferred	common	75% 99%

8)	Legal/Disciplinary History

A.	Please identify whether any of the persons listed above have, in the past 10 years, been the subject of:

1.	A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and other minor offenses);

No

2.	The entry of an order, judgment, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person’s involvement in any type of business, securities, commodities, or banking activities;

No

3.	A finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or a state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or
No

4.	The entry of an order by a self-regulatory organization that permanently or temporarily barred, suspended, or otherwise limited such person’s involvement in any type of business or securities activities.

No

B.	Describe briefly any material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the issuer or any of its subsidiaries is a party or of which any of their property is the subject. Include the name of the court or agency in which the proceedings are pending, the date instituted, the principal parties thereto, a description of the factual basis alleged to underlie the proceeding and the relief sought. Include similar information as to any such proceedings known to be contemplated by governmental authorities.

None

9)        Third Party Providers

Please provide the name, address, telephone number and email address of each of the following outside providers:

Securities Counsel

Name:	Vic Devlaeminck PC
Address 1:	10013 N.E. Hazel Dell Avenue, Suite 317
Address 2:	Vancouver, WA 98685
Phone:
Email:	vic@vicdevlaeminck.com

Accountant or Auditor

Name:	None
Vic Devlaeminck
Address 1:	10013 N.E. Hazel Dell Avenue, Suite 317
Address 2:	Vancouver, WA 98685
Phone:
Email:	vic@vicdevlaeminck.com

Investor Relations Consultant

Name:

Firm:

Address 1:

Address 2:

Phone:

Email:

Other Service Providers

Provide the name of any other service provider(s), including, counsel, advisor(s) or consultant(s) that assisted, advised, prepared or provided information with respect to this disclosure statement, or provided assistance or services to the issuer during the reporting period.

Name:

Firm:

Nature of Services:

Address 1:

Address 2:

Phone:

Email:

10)       Issuer Certification

Principal Executive Officer:

The issuer shall include certifications by the chief executive officer and chief financial officer of the issuer (or any other persons with different titles but having the same responsibilities).

The certifications shall follow the format below:

I, J Douglas Pulver certify that:

1. I have reviewed this Annual disclosure statement of NORTH SPRINGS RESOURCES CORPORATION;

2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

[08/06/2019]

/s/ J Douglas Pulver]

(Digital Signatures should appear as “/s/ [OFFICER NAME]”)

Principal Financial Officer:

I, J Douglas Pulver, certify that:

1. I have reviewed this Annual disclosure statement of NORTH SPRINGS RESOURCES CORPORATION;

2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

[08/06/2019]

/s/ J Douglas Pulver]

(Digital Signatures should appear as “/s/ [OFFICER NAME]”)

NORTH SPRINGS RESOURCES CORP.
Balance Sheet
For the Periods Ended April 30, 2019 & April 30, 2018
Unaudited

	April 30,	April 30,
	2019	2018
ASSETS
Current Assets
Cash on hand, in bank	$600	$780
Prepaid expenses	$9,225	$12,300
Total current assets	9,825	13,080
Property, plant & equipment	1,381	1,381
Other Assets	20,512	20,512
Total assets	$31,718	$34,973

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Current Liabilities
Trade accounts payable	795,607	758,263
Total current liabilities	795,607	758,263
Long-term Liabilities
Notes payable - related parties	23,255	23,255
Notes payable	106,000	100,000
Total long-term liabilities	129,255	123,255
Total liabilities	924,862	881,518

STOCKHOLDERS' EQUITY
Common stock, par value $.001; 750,000,000 authorized; 344,016,563 issued and outstanding at 4/30/17 and 359,016,563 at 4/30/18	359,017	359,017
Preferred Series A stock, par value $.001;50,0100,000 authorized; 10,100,000 issued and outstanding at 4/30/17 and at 4/30/18	10,100	10,100
Additional paid in capital	313,079	313,079
Accumulated deficit	(1,528,741)	(2,086,740)
Current earnings	(46,599)	557,999
Total Stockholders' equity	(893,144)	(846,545)
Total Liabilities and Stockholders' Equity	$31,718	$34,973

See accountants' report and notes to financial statements

NORTH SPRINGS RESOURCES CORP.
Statement of Income and
Retained Earnings (Deficit) For the Twelve Months Ended
April 30, 2019 & April 30, 2018
Unaudited

	Twelve Months Ended
	April 30,	April 30,
	2019	2018

Revenue	$—	$—

Total Revenue	—	—

Cost of Goods Sold	—	—
Production expense	—	—
Total Cost of Goods Sold	—	—
Gross Profit	—	—

Operating Expenses
Consultant fees	—	—
General and Administrative	7,419	13,200
Licenses and permits	—	9,776
Dues & subscriptions	2,580	4,000
Rent	23,400	5,850
Management fees	—	3,075
Legal & professional	6,000	20,500
Salaries & wages	—	30,000
Website, communications	1,200	500
Total Expenses	40,599	86,901

Net earnings (loss) from operations	(40,599)	(86,901)

Non-operating expenses
Interest/amortization expense	6,000	—
Extraordinary gain: debt settlement	644,900

Total net earnings (loss)	(46,599)	557,999

Retained earnings (Deficit);
Beginning of period	(1,528,741)	(2,086,740)

End of Period	$(1,575,340)	$(1,528,741)

See accountants report and notes to financials

NORTH SPRINGS RESOURCES CORP.
Statement of Cash Flow s
For the Twelve Months Ended
April 30, 2019 & April 30, 2018
Unaudited

	April 30,	April 30,
	2019	2018

OPERATING ACTIVITIES

Net Income (Loss)	$(46,599)	$557,999

Adjustments to reconcile net Income (Loss) to net cash provided by operations
Decrease (increase) in prepaid expenses	3,075	3,075
Decrease (increase) in accounts payable	37,344	68,536
Decrease (increase) in notes payable	6,000	(644,900)
Decrease (increase) in accrued expenses	—	—
Net cash provided by operating activities	(180)	(15,290)

Investing Activities
Decrease in Prop,, Plant & Equip.	—	—
Investment in intellectual prop.	—	—
Net cash provided by investment activity	—	—

Financing Activities
Proceeds from officer loan	—	—
Issuance of common stock	—	15,000
Increase in notes payable	—	—
Net cash from financing activity	—	15,000

Net cash increase for period	(180)	(290)

Cash at beginning of period	780	1,070

Cash at end of period	600	780

See accountants report and notes to financial statements

NORTH SPRINGS RESOURCES CORP.

APRIL 30, 2019

NOTES TO FINANCIAL STATEMENTS

NOTE 1- NATURE OF OPERATIONS

Nature of Operations

The Company was incorporated in the state of Nevada on May 22, 2009 under the name Aurum Resources Corp. The Company changed its name to North Springs Resources Corp., on June 21, 2011. The Company is focused on the evaluation, acquisition and development of products and businesses in the mineral resource, pharmaceutical and medical technology industries.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements are presented in United States dollars and have been prepared in accordance with generally accepted accounting principles in the United States of America.

The Company’s fiscal year ends on April 30.

NOTE 3-STOCKHOLDERS’ EQUITY

The company’s capitalization is 750,000,000 common shares with a par value of $.001 per share and 50,000,000 preferred shares with a par value of $0.001.

NOTE 4 – LONG-TERM DEBT

The Company has a long-term note payable of $100,000 owed to David Raciek for past compensation executed on September 21, 2014.

An internal audit during this period has determined that an item previously listed as a note payable on the balance sheet in the amount of $23,255 was mislabeled and is not a note payable but is actually an account payable. These financial statements have thus been corrected to reflect the proper classification for this item..